UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2025

Commission File Number of Issuing Entity: 000-20787-07

Central Index Key Number of Issuing Entity: 0001003509

AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number of Depositor/Registrant:

333-113579-02

Central Index Key Number of Depositor/Registrant:

0001283434

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION III LLC

(Exact Name of Depositor/Registrant as Specified in its Charter)

Delaware	20-0942395
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

115 W Towne Ridge Pkwy, Room 454

Sandy, Utah 84070

(385) 308-6059

(Address, Including Zip Code, and Telephone Number, Including Area Code, of the Registrant’s Principal Executive Office)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Central Index Key Number of Sponsor:

0000949348

AMERICAN EXPRESS NATIONAL BANK

(Exact Name of Sponsor as Specified in its Charter)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	Other Events.

On October 3, 2012, the American Express Credit Account Master Trust (the “Trust”) issued its (i) Class A Series 2012-A Variable Funding Floating Rate Asset Backed Certificates (the “Class A Certificates”), (ii) Class B Series 2012-A Variable Funding Floating Rate Asset Backed Certificates (the “Class B Certificates”) and (iii) Collateral Interest, Series 2012-A (the “Collateral Interest”) pursuant to its Series 2012-A Supplement, dated as of October 3, 2012 (as amended, restated and otherwise modified from time to time, the “Series 2012-A Supplement”), to the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004, January 1, 2006, July 20, 2016 and April 1, 2018 (as so amended and restated, and as otherwise amended and supplemented from time to time, the “Pooling and Servicing Agreement”), relating to the Trust. The Class A Certificates are held by certain parties who have agreed to fund, from time to time at the request of the transferor to the Trust, the unfunded amount under the Class A Certificates up to the maximum invested amount thereof, subject to the terms and conditions of the Class A Certificates, the Series 2012-A Supplement and a purchase agreement among the transferor to the Trust, the holders of the Class A Certificates and certain other parties.

On September 26, 2025, the Trust amended the Series 2012-A Supplement with the Ninth Amendment to Series 2012-A Supplement, dated as of September 26, 2025 (the “Series 2012-A Supplement Amendment”). Pursuant to the Series 2012-A Supplement Amendment, the period during which the holders are required to fund the Class A Certificates has been extended to September 15, 2028 (as may be further extended) and the maximum invested amounts of the Class A Certificates, the Class B Certificates and the Collateral Interest have been decreased to $2,000,000,000, $103,448,000 and $195,403,000, respectively.

The transferor to the Trust uses the Class A Certificates as a contingent funding resource and, in the ordinary course of business, to fund working capital needs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation III LLC,
as Depositor of the Trust

By:	/s/ Christa Marvelli
Name:	Christa Marvelli
Title:	President

Date: September 26, 2025